SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2004

Commission File Number 001-31351

HEWITT ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	47-0851756
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

100 Half Day Road; Lincolnshire, IL 60069; 847-295-5000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report) Not applicable

Hewitt Associates, Inc.

Current Report of Form 8-K

Item 12.	Results of Operations and Financial Condition.

On July 29, 2004, Hewitt Associates, Inc. issued a press release announcing its results of operations for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

In addition to the issuance of a press release, Hewitt Associates, Inc. conducted a conference call regarding its results of operations for the quarter ended June 30, 2004. The script of the conference call is attached as Exhibit 99.2 to this Form 8-K.

The information in this Form 8-K (including the exhibits hereto) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K (including the exhibits hereto) shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

Hewitt Associates, Inc.

/S/ DAN A. DECANNIERE
Dan A. DeCanniere Chief Financial Officer

Date: July 30, 2004

Exhibit Index

Number	Description

99.1	Press release issued by Hewitt Associates, Inc. on July 29, 2004 announcing its results of operations for the quarter ended June 30, 2004.

99.2	Script of Hewitt Associates, Inc.’s conference call regarding its results of operations for the quarter ended June 30, 2004.